Goodwill	12 Months Ended
Dec. 31, 2013
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill
7.	GOODWILL

Goodwill allocated to reportable segments as of December 31, 2013 and 2012 and changes in the carrying amount of goodwill during the years ended December 31, 2013 and 2012 are as follows:

	Sense & Power and Automotive (SP&A)	Embedded Processing Solutions (EPS)	Others	Total
December 31, 2011	11	1,043	5	1,059
Business Combinations	1	—	—	1
Foreign currency translation	—	3	—	3
Impairment loss	—	(922)	—	(922)
December 31, 2012	12	124	5	141
Sale of business	—	—	(5)	(5)
Re-classification to AHFS	(10)	—	—	(10)
Foreign currency translation	—	2	—	2
Impairment loss	—	(38)	—	(38)
December 31, 2013	2	88	—	90

Goodwill as at December 31, 2013 is net of accumulated impairment losses of $1,024 million, of which $1,018 million relates to the EPS segment and $6 million relates to the segment “Others”. Goodwill as at December 31, 2012 is net of accumulated impairment losses of $986 million, of which $980 million relates to the EPS segment and $6 million relates to the segment “Others”.

In 2012, the Company recorded on Wireless goodwill an impairment loss totalling $922 million.

During the third quarter of 2013, the Company performed its annual impairment campaign. The Company did not elect to perform a qualitative assessment on any of its tested reporting units. The impairment test was conducted following a two-step process. In the first step, the Company compared the fair value of the reporting unit to its carrying value. Based upon the first step of the goodwill impairment test, no impairment was recorded for the AMS (part of SP&A) and MMS (part of EPS) reporting units since the fair value of the reporting units exceeded their carrying values. However, based upon step one, it was necessary to conduct the second step of the impairment test for the DCG reporting unit whose estimated fair value was lower than its carrying value. Before performing the second step of the goodwill impairment test, the dedicated long-lived assets of DCG were tested for impairment. The result was that all dedicated intangible assets, amounting to $18 million, were fully impaired due to the negative cash flow projected over their remaining useful life. Regarding the tangible fixed assets, their fair value was essentially equal to their carrying value. The second step of the goodwill impairment test required a determination of the implied fair value of goodwill in a manner similar to a purchase price allocation exercise, and therefore to determine the fair value of all assets and liabilities of the DCG reporting unit. These fair values are considered only to determine the impairment charge but are not booked. In determining the fair value of the DCG reporting unit, the Company used an estimate of the expected discounted future cash flows associated with the reporting unit on the basis of a plan that included management’s best estimate about future developments and scenarios of the reporting unit. No other unrecorded intangible assets have been identified and the implied fair value of goodwill is nil leading to an impairment charge for the third quarter of 2013 of $38 million. In summary, as a result of the impairment campaign, a non-cash impairment of $18 million relating to the dedicated intangible assets of the DCG reporting unit and a non-cash impairment of $38 million relating to the remaining goodwill of the DCG reporting unit were recorded.

Veredus, a 67% investment of the Company, has been classified as Assets held for sale as of December 31, 2013. Consequently, Veredus goodwill, belonging to the SP&A segment, was re-classified to Assets held for sale for $10 million as of December 31, 2013. On January 13, 2014, the Company sold a 50% stake in Veredus shares to a third party investor.